                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  JANUARY 23, 2004


                                FREEMARKETS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                   000-27913                 04-3265483
      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)


           FREEMARKETS CENTER
            210 SIXTH AVENUE
             PITTSBURGH, PA                               15222
(Address of principal executive offices)               (Zip code)



Registrant's telephone number, including area code:  (412) 434-0500

ITEM 5. OTHER EVENTS.

On January 23, 2004, FreeMarkets, Inc., a Delaware corporation ("FreeMarkets") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Ariba, Inc., a Delaware corporation ("Ariba") and Fleet Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Ariba ("Merger Sub"). Pursuant to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into FreeMarkets (the "Merger"), and thereafter FreeMarkets will be merged with and into Ariba. The Merger Agreement provides that each share of FreeMarkets common stock will be converted into the right to receive $2.00 in cash and 2.25 shares of Ariba common stock. Each stockholder of FreeMarkets entitled to vote on the Merger will receive a joint proxy statement/prospectus describing the background and terms of the Merger and seeking approval of the Merger.

The Merger is subject to the satisfaction of certain closing conditions, including the approval of the stockholders of FreeMarkets and Ariba, and the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Acts of 1976, as amended.

On January 23, 2004, FreeMarkets and American Stock Transfer & Trust Company (the "Rights Agent") entered into an amendment (the "Rights Agreement Amendment") to the Stockholders Rights Agreement dated as of March 7, 2003 between FreeMarkets and the Rights Agent.

Attached hereto as exhibits and incorporated herein by reference are (i) the Merger Agreement (Exhibit 2.1), (ii) the Rights Agreement Amendment (Exhibit 4.1) and (iii) the press release issued by FreeMarkets and Ariba on January 23, 2004 (Exhibit 99.1). The foregoing summaries of the Merger Agreement and the Rights Agreement Amendment are qualified in their entirety by reference to Exhibits 2.1 and 4.1, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

        Exhibit No.           Description
        -----------           -----------

            2.1 Agreement and Plan of Merger and Reorganization, dated January 23, 2004 by and among Ariba, Inc., Fleet Merger Corporation and FreeMarkets, Inc.

            4.1 Amendment No. 1 to Stockholder Rights Agreement dated as of January 23, 2004 by and between FreeMarkets, Inc. and American Stock Transfer & Trust Company.

            99.1        Press Release dated January 23, 2004.

ITEM 12.  FINANCIAL STATEMENTS AND EXHIBITS.

The information in this Current Report under Item 12 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On January 23, 2004, FreeMarkets, Inc. issued a press release announcing preliminary financial results for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FREEMARKETS, INC.


Date:  January 27, 2004                       By: /s/ Sean Rollman
                                                 -------------------------------
                                                  Sean Rollman
                                                  Acting Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

2.1 Agreement and Plan of Merger and Reorganization, dated January 23, 2004 by and among Ariba, Inc., Fleet Merger Corporation and FreeMarkets, Inc.

4.1 Amendment No. 1 to Stockholder Rights Agreement dated as of January 23, 2004 by and between FreeMarkets, Inc. and American Stock Transfer & Trust Company.

99.1        Press Release dated January 23, 2004.